SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

Investors Cash Trust – DWS Treasury Portfolio
Capital Shares

Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the investment advisor for DWS Treasury Portfolio (the “Fund”), the Board of Trustees of Investors Cash Trust has authorized, on behalf of the Fund, the termination and liquidation of Capital Shares, a share class of the Fund (the “Class”), which will be effective on or about February 11, 2026 (the “Liquidation Date”). Accordingly, the Fund will redeem all outstanding Class shares on the Liquidation Date. The costs of the liquidation, including the notification to shareholders, will be borne by the Fund but reimbursed by the Advisor, after taking into account applicable voluntary or contractual expense caps then in effect by the Advisor to waive or reimburse certain operating expenses of the Fund. Shareholders who elect to redeem their Class shares prior to the Liquidation Date will receive the net asset value per share (normally, $1.00) on such redemption date for all Class shares they redeem. Shareholders whose Class shares are redeemed automatically on the Liquidation Date will receive the net asset value per share (normally, $1.00) for all Class shares they own on the Liquidation Date.
The Class will be closed to new investors effective immediately. Retirement plans that currently offer the Class as an investment option may continue to offer the Class to their participants until the Liquidation Date and the Class will continue to accept subsequent investments and dividend reinvestments for existing accounts until the Liquidation Date.
Please Retain This Supplement for Future Reference
December 8, 2025
PRO_SAISTKR25-50